SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 9, 2001


                            Houston Operating Company
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                         000-31553        76-0307819
-----------------------------             -----------      -------------------
(State or other jurisdiction              (Commission       (IRS Employer
 of incorporation)                         File Number)      Identification No.)


11145 W. Rockland Drive, Littleton, CO                          80127
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(Address of principal executive offices)                        (Postal Code)


Registrant's telephone number, including area code:     None.
                                                       -------



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Item 1.           CHANGES IN CONTROL OF REGISTRANT

         None.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         None.

Item 3.           BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4.           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         None.

Item 5.           OTHER EVENTS

         None.

Item 6.           APPOINTMENT OF NEW DIRECTORS OR OFFICERS

         None.

         RESIGNATION OF OFFICERS OR DIRECTORS

         Effective March 31, 2001, Richard W. Morrell resigned from his positions as both an officer and Director of the Company. Mr. Morrell served as Secretary, treasurer, and a Director of Houston Operating Company since early 1999.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         None.



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                                   Signatures

         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 9, 2001



                                         HOUSTON OPERATING COMPANY

                                         By:  /s/ J.R. Nelson
                                              ----------------------------------
                                                  J.R. Nelson, President